CONSENT OF INDEPENDANT PUBLIC ACCOUNTANTS


     As independant public accountants, we hereby consent to the incorporation of our report included in this form 10-K/A, into the Company's previously filed Registration Statement on Form S-8, File No. 333-12317.



                                                  ARTHUR ANDERSEN LLP

December 20, 1996